EXHIBIT 32.1


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINICIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Form 10-Q of BrightStar Information Technology Group, Inc. for the quarterly period ended September 30, 2003, Joseph
A. Wagda, CEO and Paul C. Kosturos, CFO, of BrightStar Information Technology Group, Inc., each certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-Q for the quarterly period ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarterly period ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of BrightStar Information Technology Group, Inc.



Date: November 13, 2003       BY:    /s/ Joseph A. Wagda
                                     ------------------------------------------
                                     Joseph A. Wagda
                                     Chairman and Chief Executive Officer
                                     (Principal Executive Officer)

                              BY:    /s/ Paul C. Kosturos
                                     ------------------------------------------
                                      Paul C. Kosturos
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)